[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.15

Execution Copy

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT, dated as of July 18, 2019 (this “Amendment”) to the Revolving Credit Agreement, dated as of April 15, 2019 (the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among Opportunity Funding SPE VI, LLC (the “Borrower”), Opportunity Financial, LLC (the “Company”), as originator (in such capacity, the “Originator”), as servicer (in such capacity, the “Servicer”) and as a Seller (in such capacity, a “Seller”), OppWin, LLC (“OppWin”), as a Seller (in such capacity, a “Seller”), Ares Agent Services, L.P. (“Ares”), as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”) and the Lenders parties thereto from time to time (the “Lenders” and each, individually, a “Lender”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Servicer, the Originator, the Sellers, the Agents and the Lenders entered into the Existing Credit Agreement whereby the Lenders agreed to extend a revolving credit facility (the “Facility”) to the Borrower and the Borrower agreed to secure its Obligations under the Existing Credit Agreement by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien on all of its assets; and

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

AGREEMENT

1.    Definitions. Capitalized terms that are used in this Amendment (including the recitals hereto, which are herein incorporated) but are not defined herein shall have the meanings set forth in the Amended Credit Agreement, unless otherwise stated.

2.    Amendments to Credit Agreement. Effective as of the date of this Amendment, the Existing Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Daily Utilization Floor Amount” means, with respect to any date on which the Borrower prepays the Loans in-full upon the occurrence of a Change of Control with respect to the Company during the first twelve (12) months of the Lock-Out Period in accordance with Section 2.7(a), the applicable amount set forth in the table below with respect to the month in which such prepayment occurs:

Month During Which Prepayment Occurs	Daily Utilization Floor Amount
June 2019	$[***]
July 2019	$[***]
August 2019	$[***]
September 2019	$[***]
October 2019	$[***]
November 2019	$[***]
December 2019	$[***]
January 2020	$[***]
February 2020	$[***]
March 2020	$[***]

“Similarly Situated Bank Partner” means any financial institution or other company reasonably similar to any Bank Partner Originator.

“Similarly Situated Company” means any financial institution or other company reasonably similar to the Company.

(b)    Section 2.7 of the Existing Credit Agreement is hereby amended by amending and restating clause (a) of such section in its entirety as follows:

“(a) The Borrower shall be prohibited from making any prepayments, in-whole or in-part, during the Lock-Out Period. Notwithstanding the foregoing, if the Facility is prepaid, in whole or in-part, by the Borrower or its Affiliates during the Lock-Out Period, the Borrower shall pay the Lock-Out Make-Whole Payment to the Lenders, on the date of such termination provided, however, that if (i) the Administrative Agent establishes one or more Reserves, (ii) a Lender makes a demand for increased costs in accordance with Section 2.13 hereof or (iii) the Administrative Agent declares an Event of Default as a result of the occurrence of a Regulatory Trigger Event, the Borrower may prepay the Loans in-full during the Lock-Out Period, upon five (5) Business Days’ prior written notice to the Lenders and the Administrative Agent, by paying the entire amount of Obligations outstanding at such time (but not, for the avoidance of doubt, the Lock-Out Make Whole Payment); provided, further, that upon the occurrence of a Change of Control with respect to the Company during the first twelve (12) months of the Lock-Out Period, the Borrower may prepay the Loans in-full, but not in-part, upon five (5) Business Days’ prior written notice to the Lenders and the Agents, by paying the sum of (a) the entire amount of the Obligations outstanding at such time, plus (b) a reduced Lock-Out Make- Whole Payment equal to the product of (x) the greater of (I) the Daily Utilization Floor Amount or (II) the projected average daily outstanding principal amount of the Loans from the date of prepayment until the twelve (12) month anniversary of the Closing Date (as determined by the Administrative Agent in consultation with the Company and utilizing commercially reasonable assumptions) multiplied by (y) the Interest Rate in effect at the time of such prepayment, multiplied by (z) a fraction, the numerator of which is the actual number of days between the date of prepayment and the twelve (12) month anniversary of the Closing Date and the denominator of which is 360, plus (c) an amount equal to the product of (x) [***]% and (y) the Maximum Committed Amount.”

(c)    Appendix C of the Existing Credit Agreement is hereby amended by adding the following items 42 and 43 immediately following item 41 of such Appendix:

“42.     With respect to any Receivable originated to an Obligor in [***], as of the date any such Receivable is pledged as Collateral with respect to a Loan, none of the Company, Borrower, any of their Affiliates and/or any Bank Partner Originator or any Similarly Situated Company or Similarly Situated Bank Partner is the subject of any investigation, any proceeding or any proceeding that is threatened in-writing (but excluding, for the avoidance of doubt, any routine regulatory inquiries and licensing examinations or audits) initiated by any Governmental Authority in [***] directly relating to, (a) with respect to the Company, any of its Affiliates and/or any Bank Partner Originator, the validity or legality of the structure of the transactions and relationships contemplated by the Bank Partner Program Agreements and/or the Receivables, or (b) with respect to any Similarly Situated Company and/or Similarly Situated Bank Partner, the validity or legality of the structure of the transactions and relationships contemplated by its bank partner program agreements or similar commercial agreements or arrangements and/or the related receivables.

43.    With respect to any Receivable originated to an Obligor in [***], none of the Company, Borrower, any of their Affiliates and/or any Bank Partner Originator or any Similarly Situated Company or Similarly Situated Bank Partner is the subject of any investigation, any proceeding or any proceeding that is threatened in-writing (but excluding, for the avoidance of doubt, any routine regulatory inquiries and licensing examinations or audits) initiated by any Governmental Authority in [***] directly relating to, (a) with respect to the Company, any of its Affiliates and/or any Bank Partner Originator, the validity or legality of the structure of the transactions and relationships contemplated by the Bank Partner Program Agreements and/or the Receivables, or (b) with respect to any Similarly Situated Company and/or Similarly Situated Bank Partner, the validity or legality of the structure of the transactions and relationships contemplated by its bank partner program agreements or similar commercial agreements or arrangements and/or the related receivables, in each case, if a stay, judgment, injunction, order or ruling against the same parties has been issued.”

(d)    Appendix D of the Existing Credit Agreement is hereby amended by amending and restating item 20 of such Appendix in its entirety as follows:

“20. The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables relating to Obligors located in Ohio with respect to which the related Bank Partner Retained Percentage is less than [***]% exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.”

3.    Limitation of Amendments.

(a)     The amendments set forth in Article 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. This Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Credit Agreement, the other Credit Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect any Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement, any other Credit Document or any other related document (all of which rights are hereby expressly reserved by the Agents and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Credit Agreement, any other Credit Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any of its Affiliates or any right, privilege or remedy of any Agent or any Lender under the Credit Agreement, any other Credit Document or any other related document or (iv) constitute any consent (deemed or express) by any Agent or any Lender to any prior, existing or future violations of the Credit Agreement, any other Credit Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Credit Agreement, any other Credit Document or any other related document.

(b)     This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement, as amended by this Amendment, and each other Credit Document are hereby ratified and confirmed and shall remain in full force and effect, except that on and after the date hereof all references in the other Credit Documents to the “Credit Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Credit Agreement shall mean and refer to the Amended Credit Agreement.

4.    Representations and Warranties.

(a)     Each Credit Party affirms that the execution, delivery and performance of this Amendment and the performance by it of the Amended Credit Agreement have been duly authorized by all necessary action, and it has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Amended Credit Agreement.

(b)     Each Credit Party represents and warrants that this Amendment and the Amended Credit Agreement constitute its legally valid and binding obligations, enforceable against it in accordance with the respective terms hereof and thereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c)     Each Credit Party (with respect to itself) represents and warrants that the representations and warranties contained in Article 4 of the Existing Credit Agreement are true and correct in all material respects after giving effect to this Amendment on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default exists (after giving effect to this Amendment) or would result from this Amendment becoming effective in accordance with its terms.

5.    Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:

(a)     The Administrative Agent shall have received this Amendment duly executed by the Credit Parties.

(b)     After giving effect to the terms of this Amendment, the representations and warranties contained herein and in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects (except for such representations and warranties already qualified by materiality which shall be true and correct in all respects) on and as of the Effective Date (except to the extent they expressly relate to an earlier time); and no Default or Event of Default shall have occurred and be continuing.

(c)     Borrower shall have paid to the Agents and the Lenders, as applicable, all outstanding Permitted Expenses.

6.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Credit Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed as of the Effective Date and shall continue in full force and effect. The Borrower hereby agrees that all Liens and security interests securing payment of the Obligations under the Credit Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Credit Parties, the Agents and the Lenders agree that the Credit Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

7.    Reference to Credit Agreement; Amendment as a Credit Document. Each of the Credit Agreement and the other Credit Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Credit Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. Each Credit Party acknowledges and agrees that this Amendment constitutes a “Credit Document.” Accordingly, it shall be an Event of Default under the Existing Credit Agreement if any representation or warranty made by a Credit Party under or in connection with this Amendment shall have been false in any material respect when made and which shall not have been remedied or waived within fifteen (15) Business Days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such falsity, or (ii) receipt by such Credit Party of written notice from the Administrative Agent or any Lender of such falsity

8.    Expenses of Agents and Lenders. Each Credit Party agrees to pay, jointly and severally, promptly after demand, all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment in accordance with Section 9.2 of the Amended Credit Agreement.

9.     Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders, the Credit Parties, and their respective successors and permitted assigns, except that the Credit Parties may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Administrative Agent.

11.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

12.    No Waiver. Other than as specifically set forth in Article 2, nothing contained in this Amendment shall be construed as an amendment or waiver by the Agents or the Lenders of any covenant or provision of the Credit Agreement, the Credit Documents, this Amendment, or of any other contract or instrument among the Credit Parties, the Lenders and the Agents, and the failure of the Lenders and the Agents at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Agents to thereafter demand strict compliance therewith. The Agents and Lenders hereby reserve all rights granted to each of them under the Credit Agreement, the Credit Documents, this Amendment and any other contract or instrument among the Credit Parties and any one or more of the Agents and the Lenders.

13.    Release. To the extent permitted by applicable law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against the Lenders, the Agents and their respective Affiliates, directors, employees, attorneys or agents, on any theory of liability, arising out of, in connection with, as a result of, or in any way related to this Amendment and each Credit

Document on or before the date of this Amendment and each of Credit Party hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

14.    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

15.     Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

16.     Final Agreement. THE CREDIT AGREEMENT, AS AMENDED HEREBY, CONSTITUTES THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.

17.    Time. Time is of the essence of this Amendment.

[Page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

OPPORTUNITY FUNDING SPE VI, LLC, as Borrower

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	Chief Executive Officer

OPPORTUNITY FINANCIAL, LLC in its individual capacity, as Originator, Servicer and a Seller

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	Chief Executive Officer

OPPWIN, LLC, as a Seller

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Credit Agreement (OppFunding VI)]

ARES AGENT SERVICES, L.P., By: Ares Agent Services GP LLC, its general partner as Administrative Agent and Collateral Agent

By:	/s/ Keith Ashton
Name:	Keith Ashton
Title:	Authorized Signatory

SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC, By: Ares Cactus Operating Manager GP, LLC, its Manager as a Lender

By:	/s/ Keith Ashton
Name:	Keith Ashton
Title:	Authorized Signatory

ARES LOAN ORIGINATION LP, By: Ares ICOF III Management LP, its Investment Manager as a Lender

By:	/s/ Keith Ashton
Name:	Keith Ashton
Title:	Authorized Signatory

GLENLAKE LOAN FUND, LLC, By: Ares Management LLC, its Investment Manager as a Lender

By:	/s/ Keith Ashton
Name:	Keith Ashton
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement (OppFunding VI)]

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P. By: Ares Management LLC, its Investment Subadvisor

By:	/s/ Illegible
Name:
Title:

DEARBORN PARK ASSET-BACKED FUND LLC By: Ares Management LLC, its Manager

By:	/s/ Keith Ashton
Name:	Keith Ashton
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement (OppFunding VI)]